ARTICLES OF MERGER
                                       OF
                         GENUS INTERNATIONAL CORPORATION
                            (A Delaware corporation)
                                       and
                                PHILLIPS 44, INC.
                             (A Wyoming corporation)

         The Undersigned, being President of Phillips 44, Inc., a Wyoming corporation, and the President of Genus International Corporation, a Delaware corporation (collectively "the constituent entities"), hereby certify as follows:

          1. Pursuant to Wyoming Statutes, a Plan of Merger has been approved by the board of directors of Genus International Corporation, a Delaware corporation, and Phillips 44, Inc., a Wyoming corporation.

          2. The approval of shareholders of the Constituent Entities of Genus International Corporation and Phillips 44, Inc. is not required under Wyoming Statute 17-16- 1104, because Genus International Corporation owns 100% of the issued and outstanding stock of Phillips 44, Inc.

          3. Pursuant to Wyoming Statutes, Genus International Corporation, a Delaware corporation, the parent corporation, and owner of 100% of the issued and outstanding shares of Phillips 44, Inc., a Wyoming corporation, its subsidiary, has adopted a Resolution to merge the parent, Genus International Corporation, into the subsidiary, Phillips 44, Inc.

          4. No Notice is necessary to be mailed to all shareholders of Phillips 44, Inc. or Genus International Corporation because Phillips 44, Inc. is a wholly owned subsidiary of Genus International Corporation.

          5. The complete and executed Plan of Merger is on file at the Registered Offices of the corporation at 1237 South Val Vista Drive, Mesa, Arizona and is attached hereto as Exhibit A.

          6. The name of Phillips 44, Inc., a Wyoming corporation shall be changed to Genus International, Inc.

                  Effective upon filing with the Secretary of State of Wyoming.


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Genus International Corporation            Phillips 44, Inc.
a Delaware corporation                     a Wyoming corporation


By:/s/William A. Young, Sr.                By:/s/William A. Young, Sr.
William A. Young, Sr., President/Secy      William A. Young, Sr., President/Secy
(Printed Name)                             (Printed Name)


State of Arizona                            )
                                            )ss.
County of Maricopa                          )

         On this 12th day of June, 2000, before me, a Notary Public, personally appeared William A. Young, Sr., President of Genus International Corporation and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/Josiah M. Sirrine
                                            ------------------------------
                                            Notary Public
                                            Residing at: Mesa, AZ

SEAL

                                            My Commission Expires:

                                             Oct. 27, 2000
                                            ------------------------

Genus International Corporation            Phillips 44, Inc.
a Delaware corporation                     a Wyoming corporation


By:/s/William A. Young, Sr.                By:/s/William A. Young, Sr.
William A. Young, Sr., President/Secy      William A. Young, Sr., President/Secy
(Printed Name)                             (Printed Name)


State of Arizona                            )
                                            )ss.
County of Maricopa                          )

     On this 12th day of June, 2000, before me, a Notary Public, personally appeared William A. Young, Sr., President of Phillips 44, Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/Josiah M. Sirrine
                                            ------------------------------
                                            Notary Public
                                            Residing at: Mesa, AZ

SEAL

                                            My Commission Expires:

                                             Oct. 27, 2000
                                            ------------------------

                                    EXHIBIT A

                                 PLAN OF MERGER

     THIS PLAN OF MERGER (this "Plan of Merger"), dated as of June 1, 2000, is among Genus International Corporation, a Delaware corporation, and Phillips 44, Inc., a Wyoming corporation (collectively "Constituent Corporations").

     WHEREAS, Genus International Corporation, the parent corporation, as owner of 100% of the issued and outstanding capital (common) stock of Phillips 44, Inc., a Wyoming Corporation, and Phillips 44, Inc., as the subsidiary, have agreed by written consent to the merger of Genus International Corporation with and into Phillips 44, Inc.; and

     WHEREAS, the respective Boards of Directors of the Constituent Companies have each approved the merger of Genus International Corporation into Phillips 44, Inc. in accordance with the Wyoming Statutes; and

     WHEREAS, this Plan of Merger shall be filed with Articles of Merger with the Secretary of State of Wyoming in order to consummate the merger of Genus International Corporation with and into Phillips 44, Inc.; and

     WHEREAS, the Constituent Companies have agreed to execute and file this Plan of Merger as provided under the Wyoming Statutes.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Parent and the Company hereby agree as follows:

     1. THE MERGER. At the Effective Time, in accordance with this Plan of Merger, and the Wyoming Statutes, Genus International Corporation shall be merged (such merger being herein referred to as the "Merger") with and into Phillips 44, Inc., the separate existence of Genus
          International Corporation shall cease, and Phillips 44, Inc. shall continue as the surviving corporation. Phillips 44, Inc. hereinafter sometimes is referred to as the "Surviving Corporation."

     2. EFFECT OF THE MERGER. When the Merger has been effected, the Surviving Corporation shall retain the name "Genus International Corporation," and the Articles of Incorporation in Wyoming shall be amended to reflect such name change. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent
          Corporations, and the title to any real estate vested by deed or otherwise, in any of such Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of any of said Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     3. CONSUMMATION OF THE MERGER. The parties hereto will cause the Merger to be consummated by filing with the Secretary of State of Wyoming and Delaware, Articles of Merger and this Plan of Merger in such form as required by, and executed in accordance with, the relevant provisions of the Wyoming Statutes and Delaware General Corporation Law (the time of such filing being the "Effective Time" and the date of such filing being the "Effective Date".)

     4.   ARTICLES  OF  INCORPORATION:   BYLAWS:  DIRECTORS  AND  OFFICERS.  The
          Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical with the Articles of Incorporation and Bylaws of Phillips 44, Inc. as in effect immediately prior to the Effective Time until thereafter amended as provided herein and under Wyoming Statutes.

     5. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of either Constituent Company or the holder of any of the shares (the "Shares") of common stock, (the "Common Stock") of Genus International Corporation:

          a. Each Share of Genus International Corporation issued and outstanding immediately prior to the Effective Time shall convert to one share of issued and outstanding common stock of Phillips 44, Inc., with identical rights and privileges as such shares may have had under Delaware law.

          b. Each Share which is held in the treasury of the either company or which is owned by any direct or indirect subsidiary of the either company shall be canceled and retired, and no payment shall be made with respect thereto.

          c. Each outstanding or authorized subscription, option, warrant, call, right (including any preemptive right), commitment, or other agreement of any character whatsoever which obligates or may

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               obligate the Parent to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares, if any, shall remain unchanged and is specifically assumed by the surviving corporation.

          d. No Fractional Shares and no certificates or scrip representing such fractional Merger Shares, shall be issued.

     6. Taking of Necessary Action: Further Action. Each of Parent, and the Company shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order to effectuate the Merger under Wyoming Statutes or Delaware General Corporation Law or federal law as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of the Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of the Constituent Corporations, the officers and directors of the Surviving Corporation are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

         IN WITNESS WHEREOF, Genus International Corporation and Phillips 44, Inc. have caused this Plan of Merger to be executed as of the date first above written.

                                                Genus International Corporation
                                                (a Delaware Corporation)


                                                By:/s/William A. Young, Sr.
                                                        President


                                                Phillips 44, Inc.
                                                (a Wyoming corporation)


                                                By:William A. Young, Sr.
                                                        President